Exhibit 21.1

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2003

SunTrust Banks, Inc.				Atlanta, GA

Lower Tier Bank Holding Company

100%	SunTrust Bank Holding Company			Orlando, FL
100% (see pages 3 – 6 for subsidiaries)

Direct Bank Subsidiaries

100%	SunTrust BankCard, National Association			Orlando, FL

Direct Non Bank Subsidiaries

100%	AMA Holdings, Inc.			Jupiter, FL
	100%	Teton Trust Company.		Jackson, WY
		100%	TTC & Co, L.L.C.	Jackson, WY
	88.666%	Asset Management Advisors Atlanta, L.L.C.		Atlanta, GA
	100%	AMA/Lighthouse, Inc.		West Palm Beach, FL
		80%	Lighthouse Partners, L.L.C.	Jupiter, FL
	76.37%	Asset Management Advisors, L.L.C.		Jupiter, FL
	100%	Abundance, L.L.C.		Jupiter, FL
	91.591%	Asset Management Advisors, Charlotte L.L.C.		Charlotte, NC
	95%	Asset Management Advisors – Eagle, L.L.C.		Greenwich, CT
	88%	Asset Management Advisors of Greater Washington, DC, L.L.C.		Chevy Chase, MD

100%	STI Investment Management (Collateral), Inc.			Newark, DE

	100%	STI Investment Management, Inc.		Newark, DE

100%	SunTrust Capital I			Atlanta, GA

100%	SunTrust Capital II			Atlanta, GA

100%	SunTrust Capital III			Atlanta, GA

100%	SunTrust Capital IV			Atlanta, GA

100%	SunTrust Capital V			Atlanta, GA

100%	SunTrust Capital VI			Atlanta, GA

Direct Non Bank Subsidiaries (continued)

Exhibit 21.1

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2003

Sun Trust Banks, Inc.			Atlanta, GA

100%	SunTrust Capital VII		Atlanta, GA

100%	SunTrust Delaware Trust Company		Wilmington, DE

100%	SunTrust Capital Markets, Inc		Nashville, TN

	100%	SunTrust Equitable Securities Corporation of Delaware, Inc.	Wilmington, DE

100%	SunTrust Insurance Company		Chattanooga, TN

99.99%	SunTrust Plaza Associates, L.L.C.		Atlanta, GA

100%	SunTrust Real Estate Corporation		Richmond, VA

100%	Trusco Capital Management, Inc.		Atlanta, GA

100%	SunTrust Equity Funding, L.L.C.		Atlanta, GA

100%	STBCT Corporation		Richmond, VA

Exhibit 21.1

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2003

100%	SunTrust Bank Holding Company

	100%	SunTrust Bank (see pages 3 – 5 for subsidiaries)						Atlanta, GA

		100%	Three Pillars Funding Corporation					Atlanta, GA

		100%	Three Pillars Credit Corporation					Atlanta, GA

		100%	Premium Assignment Corporation					Tallahassee, FL

			100%	Premium Assignment Corporation, II				Tallahassee, FL

		100%	Acquisition and Equity Corporation					Knoxville, TN

		100%	Kasalta Miramar, Inc.					Miami, FL

		100%	STB Capital, L.L.C.					Newark, DE

		100%	STB Receivables (Central Florida), Inc.					Newark, DE

		100%	STB Management Corporation					Newark, DE

			100%	STB FNC Corporation				Newark, DE

				100%	STB STR Corporation			Newark, DE

		100%	STB Real Estate (Georgia), Inc.					Newark, DE

			100%	STB Real Estate Parent (Georgia), Inc.				Newark, DE

				100%	STB Real Estate Holdings (Georgia), Inc.			Newark, DE

					100%	STB Holdings (Georgia) TRS, Inc.		Newark, DE

					100%	STB Real Estate Holdings (Atlanta), Inc.		Newark, DE

					100%	STB Real Estate Holdings (Conforming – GA), Inc.		Newark, DE

					100%	STB Real Estate Holdings (Non-Conforming – GA), Inc.		Newark, DE

		100%	STB Real Estate (Florida), Inc.					Newark, DE

			100%	STB Real Estate Parent (Florida), Inc.				Newark, DE

				100%	STB Real Estate Holdings (Florida), Inc.			Newark, DE

					100%	STB Holdings (Florida) TRS, Inc.		Newark, DE

					100%	STB Real Estate Holdings (Commercial – FL), Inc.		Newark, DE

						100%	STB Holdings (Commercial – FL) TRS, Inc. FL) TRS, Inc.	Newark, DE

					100%	STB Real Estate Holdings (Conforming – FL), Inc.		Newark, DE

					100%	STB Real Estate Holdings (Non-Conforming – FL), Inc.		Newark, DE

		100%	SunTrust Community Development Corporation*					Atlanta, GA

			100%	Regency Constructors, Inc.				Raleigh, NC

			100%	Regency Development Associates, Inc.				Raleigh, NC

			100%	CDC Manager, Inc.*				Atlanta, GA

				100%	98-02 CDC Manager, L.L.C.*			Atlanta, GA

				100%	2002 CDC Manager, L.L.C.*			Atlanta, GA

				100%	2003 CDC Manager, L.L.C.*			Atlanta, GA

			100%	SunTrust Community Development Enterprises, L.L.C.				Atlanta, GA

*	See the supplemental list of legal entities.

Exhibit 21.1

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2003

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)

		100%	SunTrust Insurance Services, Inc.					Madison, GA

		100%	SunTrust International Banking Company					Atlanta, GA

			100%	SunTrust Asia, Limited				Atlanta, GA

		100%	DC Properties, Inc.					Washington, DC

		100%	MD Properties, Inc.					Baltimore, MD

		100%	VA Properties, Inc.					Richmond, VA

		100%	Citizens Community Development Company					Baltimore, MD

		100%	Crestview, L.L.C.					Richmond, VA

		100%	CB Finance, Inc.					Newark, DE

			100%	STB Real Estate Parent (MA), Inc.				Newark, DE

				100%	SunTrust Real Estate Holdings (Mid-Atlantic), Inc.			Newark, DE

					100%	SunTrust TRS, Inc		Newark, DE

					100%	SunTrust Real Estate Investment Corporation		Newark, DE

						100%	STREIC TRS, Inc.	Newark, DE

			100%	CM Finance, L.L.C.				Newark, DE

				100%	CBP Finance, L.L.C.			Newark, DE

		100%	SunTrust Leasing Corporation					Richmond, VA

		100%	SunTrust Bank Atlanta One Pledge Plan, Inc.					Atlanta, GA

		100%	SunTrust Mortgage, Inc.					Richmond, VA

			100%	Cherokee Insurance Company				Burlington, VT

			100%	ValuTree Real Estate Services, L.L.C.				Richmond, VA

				100%	SunTrust Lender Management, L.L.C.			Richmond, VA

			100%	CMC Oreo Inc.				Richmond, VA

			51%	American Safety Mortgage Company, L.L.C.				Ponce Inlet, FL

			51%	Bosshardt Financial Services, L.L.C.				Gainesville, FL

			51%	Chesapeake Mortgage, L.L.C				Forest Hill, MD

			51%	Custom Builder Mortgage, L.L.C.				Maitland, FL

			51%	Green Oak Mortgage, L.L.C.				Hoschton, GA

			51%	Home Financial Group, L.L.C.				Brentwood, TN

			90%	Indy Preferred Mortgage, L.L.C.				Fishers, IN

			51%	New Horizon Mortgage, L.L.C.				Maitland, FL

			50.1%	Oak Crest Mortgage, L.L.C.				Winchester, VA

			51%	Palladian Mortgage, L.L.C.				Valrico, FL

Exhibit 21.1

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2003

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)

		100%	SunTrust Mortgage, Inc. (continued)	Richmond, VA

			51% Partnership Mortgage, L.L.C.	Oldsmar, FL

			51% Sun Home Mortgage, L.L.C.	Port St. Lucie, FL

			51% Universal Capital Mortgage, L.L.C.	Maitland, FL

			51% Windward Mortgage of Georgia, L.L.C.	Alpharetta, GA

			51% Windward Mortgage L.L.C.	Tampa, FL

		100%	Sunbelt Commercial Capital, Inc.	Greenville, SC

		100%	SunTrust Procurement Services, L.L.C.	Baltimore, MD

		100%	SunTrust Education Financial Services Corporation	Richmond, VA

		100%	CBRE II, Inc.	St. Thomas, Virgin Islands

		99%	Crestar Securitization, L.L.C.	Richmond, VA

		100%	Crestar SP Corporation	Richmond, VA

Exhibit 21.1

SUNTRUST BANKS, INC.

ORGANIZATION CHART

December 31, 2003

100%	SunTrust Bank Holding Company (continued)

	100%	Carswell of Carolina, Inc.	Hilton Head Island, SC

	100%	CF Finance, L.L.C.	Newark, DE

	100%	Crestar Capital Trust I	Richmond, VA

	100%	SunTrust Securities, Inc.	Atlanta, GA

	100%	SunTrust Banks Trust Company (Cayman) LTD	Grand Cayman, Cayman Island, B.W.I.

	100%	SunTrust Personal Loans, Inc.	Atlanta, GA

	100%	Madison Insurance Company	Madison, GA

As of 12/31/03

Ownership Interest	Name of Entity	City	State
SunTrust Community Development Corporation
80% or more	SunTrust Community Development Enterprises, L.L.C.	Atlanta	Georgia
80% or more	CDC Manager, Inc	Atlanta	Georgia
80% or more	98-02 CDC Manager, L.L.C.	Atlanta	Georgia
> 50% to 80%	Admiral Pointe Management, L.L.C.	Atlanta	Georgia
80% or more	Admiral Pointe L.P.	Newport News	Virginia
25% to 50%	Live Oak Plantation Management, L.L.C.	Atlanta	Georgia
80% or more	Live Oak Plantation L.P.	Savannah	Georgia
25% to 50%	Indigo Pointe Management, L.L.C.	Atlanta	Georgia
80% or more	Indigo Pointe L.P.	Savannah	Georgia
> 50% to 80%	Mountain Crest Management, L.L.C.	Atlanta	Georgia
80% or more	Mountain Crest, L.P.	Stone Mountain	Georgia
> 50% to 80%	Wesley Club Management, L.L.C.	Atlanta	Georgia
25% to 50%	Artcraft Afton Gardens L.P.	Roanoke	Virginia
25% to 50%	Artcraft James Crossing L.P.	Lynchburg	Virginia
80% or more	Arrington Place L.P.	Columbia	South Carolina
> 50% to 80%	Augusta Hills Apartments I L.P.	Atlanta	Georgia
30%	Belton Woods L.P.		South Carolina
80% or more	Berkley Square L.P.	Norfolk	Virginia
25% to 50%	Blackwell Community L.P.	Richmond	Virginia
25% to 50%	Blackwell Community II L.P.	Richmond	Virginia
25% to 50%	Blount Crossing Apartments L.P.	Darien	Georgia
80% or more	Briarwood L.P.	Tullahoma	Tennessee
> 50% to 80%	Bridgewater Club Partners LTD	Spring Hill	Florida
70%	Bryson Creek, L.P.	Bryson City	North Carolina
80% or more	Caitlin Station L.P.	Shelby	North Carolina
80% or more	Canterbury Place L.P.	Reidsville	North Carolina
25% to 50%	Cedar Key L.P.	Summerville	South Carolina
80% or more	Cedar Wood L.P. of North Carolina	Columbia	South Carolina
80% or more	Chatham Woods L.P.	Elkin	North Carolina
80% or more	CG Cary L.P.	Cary	North Carolina
80% or more	CH Greenville L.P.	Greenville	South Carolina
100%	Club Wildwood, L.P.	Wildwood	Florida
> 50% to 80%	CN Portsmouth L.P.	Portsmouth	Virginia
49%	College Hill, L.P.	West Point	Georgia
25% to 50%	Commons at Ironbridge L.P.	Chesterfield	Virginia
80% or more	Concord Chase L.P.	Concord	North Carolina
80% or more	Courtyard Commons L.P.	Fuquay-Varina	North Carolina
25% to 50%	ERA L.P.	Columbus	Georgia
80% or more	Fern Hall L.P.	Lexington	South Carolina
> 50% to 80%	FMPH Valdosta L.P.	Valdosta	Georgia
80% or more	FV Fredericksburg L.P.	Fredericksburg	Virginia
25% to 50%	Garden Circle L.P.	Sumter	South Carolina
80% or more	Garden Lake Estates L.P.	Wilmington	North Carolina
80% or more	Grove Park Apartments L.P.	Paris	Tennessee
80% or more	GS Richmond L.P.	Richmond	Virginia
80% or more	Holland Trace L.P.	Franklin	Virginia

As of 12/31/03

Ownership Interest	Name of Entity	City	State
SunTrust Community Development Corporation
80% or more	Hollybrook L.P.	Edgefield	South Carolina
25% to 50%	La Mirada Gardens LTD	Oneco	Florida
80% or more	LP Wake Forest L.P.	Wake Forest	North Carolina
80% or more	Maple Glen Apartments L.P.	Barnwell	South Carolina
80% or more	May Rose Place Apartments L.P.	Savannah	Tennessee
80% or more	Meadowbrook Apartments L.P.	Brownsville	Tennessee
80% or more	Meadows at Milan Apartments L.P.	Milan	Tennessee
25% to 50%	Medical Arts Senior Apartments L.P.	Newport News	Virginia
67%	Northeast Winston Ventures L.P.		North Carolina
40%	Pinecrest Manor, L.P.	Charlotte	North Carolina
80% or more	Pine Wood Forest L.P.	South Hill	Virginia
80% or more	PM Greenville L.P.	Greenville	South Carolina
80% or more	PW Alexandria L.P.	Alexandria	Virginia
80% or more	QC Quantico L.P.	Triangle	Virginia
80% or more	Ridgewood Senior Apartments L.P.	Radford	Virginia
80% or more	Ridge View L.P.	Martinsville	Virginia
80% or more	Ridgewood L.P.	Radford	Virginia
80% or more	River Wynd L.P.	Clarksville	Virginia
80%	Robins Park, L.P.	Robinsville	North Carolina
25% to 50%	Sam’s Partners L.P.	Ludowici	Georgia
25% to 50%	Shea Terrace Senior Apartments L.P.	Portsmouth	Virginia
> 50% to 80%	Spring Haven Partnership L.P.	Cave Spring	Georgia
80% or more	Sterling Trace L.P.	Danville	Virginia
80% or more	Summer Place L.P.	Wilson	North Carolina
25% to 50%	Sycamore Run L.P.	Lancaster	South Carolina
80% or more	SH Manassas L.P.	Manassas	Virginia
80% or more	ST Spartanburg L.P.	Spartanburg	South Carolina
> 50% to 80%	Stuart Pointe Partners LTD	Jensen Beach	Florida
80% or more	Tinbridge Manor L.P.	Lynchburg	Virginia
80% or more	Wesley Club L.P.	Decatur	Georgia
80% or more	YS Portsmouth L.P.	Portsmouth	Virginia
80% or more	2002 CDC Manager, L.L.C	Atlanta	Georgia
80% or more	Spring Grove L.P.	Taylor	South Carolina
80% or more	2003 CDC Manager, L.L.C	Atlanta	Georgia
99.99%	Brentwood Crossing, L.L.C.	Raleigh	North Carolina
99.99%	Barrington Oaks, L.L.C.	Raleigh	North Carolina
99.99%	River Highlands Apartments, L.L.C.	Franklin	Tennessee
80% or more	LH Partner, L.L.C	Atlanta	Georgia
80% or more	CDC Azalea GP, L.L.C	Atlanta	Georgia
80% or more	CDC Crossings GP, L.L.C	Atlanta	Georgia
80% or more	CDC Olde Town GP, L.L.C	Atlanta	Georgia
100%	CDC Special Limited Partner, L.L.C	Atlanta	Georgia
100%	CDC Afton Garden, L.L.C	Atlanta	Georgia
100%	CDC Ashwood Pointe, L.L.C	Atlanta	Georgia
100%	CDC Barrington Oaks, L.L.C	Atlanta	Georgia
100%	CDC Belton Woods, L.L.C	Atlanta	Georgia
100%	CDC Berkley Square, L.L.C	Atlanta	Georgia
100%	CDC Blackwell Community, L.L.C	Atlanta	Georgia
100%	CDC Blackwell II, L.L.C	Atlanta	Georgia
100%	CDC Brentwood Crossing, L.L.C	Atlanta	Georgia
100%	CDC Canterbury Place, L.L.C	Atlanta	Georgia
100%	CDC Cedar Bluffs, L.L.C	Atlanta	Georgia
100%	CDC Cedar Creek, L.L.C	Atlanta	Georgia

As of 12/31/03

Ownership Interest	Name of Entity	City	State
SunTrust Community Development Corporation
100%	CDC Cedar Forest, L.L.C.	Atlanta	Georgia
100%	CDC Cedar Wood, L.L.C.	Atlanta	Georgia
100%	CDC Charles Street Station II, L.L.C.	Atlanta	Georgia
100%	CDC Commons at Ironbridge, L.L.C.	Atlanta	Georgia
100%	CDC Friendly Heights, L.L.C.	Atlanta	Georgia
100%	CDC Garden Lake Estates, L.L.C.	Atlanta	Georgia
100%	CDC Gretna Village, L.L.C.	Atlanta	Georgia
100%	CDC Happ Brothers Lofts, LLC	Atlanta	Georgia
100%	CDC James Crossing, L.L.C.	Atlanta	Georgia
100%	CDC Maple Glen, L.L.C.	Atlanta	Georgia
100%	CDC Pine Wood Forest, L.L.C.	Atlanta	Georgia
100%	CDC QC Quantico, L.L.C.	Atlanta	Georgia
100%	CDC Ridgewood Place, L.L.C.	Atlanta	Georgia
100%	CDC Ridgewood Place Senior, L.L.C.	Atlanta	Georgia
100%	CDC River Highlands, L.L.C.	Atlanta	Georgia
100%	CDC Rose Hill Partners, L.L.C.	Atlanta	Georgia
100%	CDC SH Manassas, L.L.C.	Atlanta	Georgia
100%	CDC Shea Terrace, L.L.C.	Atlanta	Georgia
100%	CDC Sterling Trace, L.L.C.	Atlanta	Georgia
100%	CDC Summer Place, L.L.C.	Atlanta	Georgia
100%	CDC Thomas Jefferson, L.L.C.	Atlanta	Georgia
100%	CDC Tinbridge Manor, L.L.C.	Atlanta	Georgia
100%	CDC Walton Ridge, L.L.C.	Atlanta	Georgia
100%	Bolling Park Joint Venture	Atlanta	Georgia
100%	CDC Village of College Park, L.L.C.	Atlanta	Georgia
100%	CDC Lakemoor, L.L.C.	Atlanta	Georgia
100%	CDC Lakeside Gardens, L.L.C.	Atlanta	Georgia
100%	CDC Concord Chase, L.L.C.	Atlanta	Georgia
100%	CDC WDC I, L.L.C.	Atlanta	Georgia
100%	CDC Walnut Ridge, L.L.C.	Atlanta	Georgia
100%	CDC Cherokee Furniture Building, L.L.C.	Atlanta	Georgia
100%	CDC Edgewood Seniors, L.L.C.	Atlanta	Georgia
100%	CDC Casa/Melvid, L.L.C.	Atlanta	Georgia
100%	CDC Big Bethel Village, L.L.C.	Atlanta	Georgia
100%	CDC Admiral Pointe, L.L.C.	Atlanta	Georgia
100%	CDC Chase View, L.L.C.	Atlanta	Georgia
100%	CDC River Wynd, L.L.C.	Atlanta	Georgia
100%	CDC Rolling Hills, L.L.C.	Atlanta	Georgia
100%	CDC LP Wake Forest, L.L.C.	Atlanta	Georgia
100%	CDC PT Durham, L.L.C.	Atlanta	Georgia
100%	CDC Arrington Place, L.L.C.	Atlanta	Georgia
100%	CDC CG Cary, L.L.C.	Atlanta	Georgia
100%	CDC Linden Square, L.L.C.	Atlanta	Georgia
100%	CDC Wesley Club, L.L.C.	Atlanta	Georgia
100%	CDC Mountain Crest, L.L.C.	Atlanta	Georgia
100%	CDC Medical Arts, L.L.C.	Atlanta	Georgia
100%	CDC Dakota Park, L.L.C.	Atlanta	Georgia
100%	CDC Willow Trace, L.L.C.	Atlanta	Georgia
100%	CDC Mercury Court Apartments, L.L.C.	Atlanta	Georgia
100%	CDC Teller Village, L.L.C.	Atlanta	Georgia
100%	CDC Meadowbrook Apartments, L.L.C.	Atlanta	Georgia
100%	CDC La Mirada, L.L.C.	Atlanta	Georgia
100%	CDC Meadows of Milan, L.L.C.	Atlanta	Georgia

As of 12/31/03

Ownership Interest	Name of Entity	City	State
SunTrust Community Development Corporation
100%	CDC Sycamore Run, L.L.C.	Atlanta	Georgia
100%	CDC Garden Circle, L.L.C.	Atlanta	Georgia
100%	CDC Herrington Mill, L.L.C.	Atlanta	Georgia
100%	CDC Cedar Key, L.L.C.	Atlanta	Georgia
100%	CDC Reynolds Square, L.L.C.	Atlanta	Georgia
100%	CDC Kimberly III, L.L.C.	Atlanta	Georgia
100%	CDC Blount Crossings, L.L.C.	Atlanta	Georgia
100%	CDC Carver II, L.L.C.	Atlanta	Georgia
100%	CDC Oakley Square, L.L.C.	Atlanta	Georgia
100%	CDC Spring Grove, L.L.C.	Atlanta	Georgia
100%	CDC Hays Mill Court, L.L.C.	Atlanta	Georgia
100%	CDC Lee Hall, L.L.C.	Atlanta	Georgia
100%	CDC FMPH Valdosta, L.L.C.	Atlanta	Georgia
100%	CDC Mainstream Group V, L.L.C.	Atlanta	Georgia
100%	CDC Harmony Ridge, L.L.C.	Atlanta	Georgia
100%	CDC Country Gardens, L.L.C.	Atlanta	Georgia
100%	CDC Briarwood, L.L.C.	Atlanta	Georgia
100%	CDC Grove Park, L.L.C.	Atlanta	Georgia
100%	CDC May Rose Place, L.L.C.	Atlanta	Georgia
100%	CDC Renaissance, L.L.C.	Atlanta	Georgia
100%	CDC Hollybrook, L.L.C.	Atlanta	Georgia
100%	CDC Fern Hall, L.L.C.	Atlanta	Georgia
100%	CDC Magnolia Lake, L.L.C.	Atlanta	Georgia
100%	CDC Bridgewater Club, L.L.C.	Atlanta	Georgia

As of 12/31/03

Ownership Interest	Name of Entity	City	State
SunTrust Community Development Corporation
100%	CDC Stuart Pointe, L.L.C.	Atlanta	Georgia
80% or more	ST GA Fund I Limited Partner, L.L.C.	Atlanta	Georgia
80% or more	ST GA Fund I, L.L.C.	Atlanta	Georgia
80% or more	ST GA Fund II Limited Partner, L.L.C.	Atlanta	Georgia
100%	CDC Delmonte Townhomes, L.L.C.	Atlanta	Georgia
100%	CDC Indigo Pointe, L.L.C.	Atlanta	Georgia
100%	CDC Live Oak Plantation, L.L.C.	Atlanta	Georgia
100%	CDC Spring Haven, L.L.C.	Atlanta	Georgia
100%	CDC Eagles Trace, L.L.C.	Atlanta	Georgia
100%	CDC Lincoln Square, L.L.C.	Atlanta	Georgia
80% or more	ST GA Fund II, L.L.C.	Atlanta	Georgia
80% or more	ST GA Fund III Limited Partner, L.L.C.	Atlanta	Georgia
100%	CDC Kimberly II, L.L.C.	Atlanta	Georgia
100%	CDC Peaks at West Atlanta, L.L.C.	Atlanta	Georgia
100%	CDC Carver III, L.L.C.	Atlanta	Georgia
100%	CDC Park Place South, L.L.C.	Atlanta	Georgia
100%	CDC Crogman School, L.L.C.	Atlanta	Georgia
80% or more	ST GA Fund III, L.L.C.	Atlanta	Georgia
80% or more	ST NC Fund I Limited Partner, L.L.C.	Atlanta	Georgia
100%	CDC Stewart Stream, L.L.C.	Atlanta	Georgia
100%	CDC Caitlin Station, L.L.C.	Atlanta	Georgia
100%	CDC Chatham Woods, L.L.C.	Atlanta	Georgia
100%	CDC Courtyard Commons, L.L.C.	Atlanta	Georgia
80% or more	ST NC Fund I, L.L.C.	Atlanta	Georgia